UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2025

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street

New York, NY 10004

(Address of principal executive offices, including zip code)

(808) 829-1057

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2025, Collective Audience, Inc., a Delaware corporation (the “Company” or “CAUD”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with NYIAX, Inc. (“Parent” or “NYIAX”), NYIAX Marketing and Advertising Solutions, Inc. (“Purchaser”) and wholly-owned subsidiary of Parent, Gregg Greenberg (“Greenberg”, and collectively with CAUD, the “Seller Parties” and each individually, a “Seller Party”), and Peter Bordes, as Seller Representative. Pursuant to the Purchase Agreement, Purchaser agreed to acquire from CAUD and Greenberg all of the issued and outstanding capital stock of The Odyssey S.A.S. (dba “BeOp”, a French société par actions simplifiée, “BEOP”) and all of the equity interests in DSL Digital LLC, a Utah limited liability company (“DSL”, and together with BEOP, the “Acquired Companies”) (the “Transaction”). CAUD owns 100% of BEOP and 51% of DSL, with Greenberg owning the remaining 49% of DSL. Upon closing of the Transaction, BEOP and DSL will be wholly-owned businesses of NYIAX.

Under the terms of the Purchase Agreement, Purchaser will acquire (i) 100% of the capital stock of BEOP from CAUD, and (ii) 100% of the equity interests in DSL from CAUD and Greenberg, in exchange for the issuance by Parent of shares of its common stock (the “Consideration Shares”) to CAUD and Greenberg.

The Consideration Shares, inclusive of a holdback portion described below, will represent 49% of the Parent’s common stock on a fully-diluted basis as of three business days prior to closing. The Consideration Shares are subject to lock-up agreements restricting transfer for a specified period and will be issued as restricted securities under U.S. securities laws.

The Purchase Agreement sets forth the terms and conditions of the Transaction, including representations and warranties by the Seller Parties regarding, among other things, authorization, capitalization, compliance with laws, financial statements, tax matters, intellectual property, contracts, data privacy and security, employee matters, and the absence of undisclosed liabilities or material adverse changes. The Purchaser and Parent also made customary representations and warranties, including as to their organization, authority, capitalization, compliance with laws, financial statements, and absence of material adverse effect.

The Purchase Agreement provides for various covenants, including conduct of business prior to closing, access to information, efforts to consummate the Transaction, restrictions on negotiations with other parties, and post-closing cooperation. The Purchase Agreement also includes provisions regarding tax matters, including the preparation and filing of tax returns, allocation of purchase price, and responsibility for transfer taxes.

The closing of the Transaction is subject to customary conditions, including the approval of the Company’s stockholders, the accuracy of representations and warranties, performance of covenants, receipt of required consents and approvals, absence of legal proceedings or material adverse effects, and delivery of specified closing documents. In addition, the exact number of Consideration Shares issuable to CAUD and Greenberg will not be fixed until closing. At closing, the Seller Parties will deliver, among other items, executed transfer documents, lock-up agreements, restrictive covenant agreements and consulting and earnout agreements with Greenberg. Purchaser and Parent will deliver evidence of issuance of the Consideration Shares, executed agreements, and certificates as to satisfaction of closing conditions.

The Purchase Agreement contains standard indemnification provisions, subject to specified baskets and caps, for breaches of representations, warranties, and covenants, as well as for certain other matters. A stock holdback equal to 10% of the value of the Consideration Shares (the “Holdback”) is reserved for indemnification claims against Seller Parties. The representations and warranties generally survive for 24 months following closing, with certain fundamental representations and specified matters surviving for longer periods. In addition, following closing, the Company shall have the right to appoint three (3) members to the board of directors of NYIAX, which board size shall be set at seven (7) members.

The Purchase Agreement may be terminated under certain circumstances, including by mutual consent, for uncured breaches, upon the occurrence of a material adverse effect, or if the closing does not occur by July 31, 2025, subject to certain extensions.

In connection with the Transaction, the Seller Parties have agreed to non-competition, non-solicitation, and confidentiality covenants for a period of three years following closing, covering the United States, Europe, and other relevant territories.

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The Board of Directors of the Company (the “Board”) has unanimously approved the proposed transactions set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, NYIAX or any other parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, NYIAX or any other parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations and plans, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the Transaction, including the potential closing of the Transaction and any future consideration that might be received by the Company as part of the Transaction. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the impact of extraordinary external events; the risk that the conditions to the closing of the Transaction are not satisfied, including the failure to obtain stockholder approval for the Transaction; uncertainties as to the timing of the consummation of the Transaction and the ability of each of the Company and NYIAX to consummate the transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Purchase Agreement; costs related to the Transaction; the outcome of any legal proceedings that may be instituted against the Company, NYIAX or any of their respective directors or officers related to the Purchase Agreement or the transactions contemplated thereby; and other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission (the “SEC”) and in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with stockholder approval of the Transaction, the Company intends to file a proxy statement and other materials with the SEC. Stockholders of the Company are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the Transaction. Stockholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company’s other filings with the SEC.

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Certain Information Concerning Participants

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Transaction. Information regarding the Company’s directors and executive officers is available in the Company’s most recent Annual Report on Form 10-K. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
2.1*†

Equity Purchase Agreement, dated as of June 6, 2025, by and between the Company, NYIAX, Inc., NYIAX Marketing and Advertising Solutions, Inc., Gregg Greenberg and Peter Bordes as Seller Representative.

104	Cover Page Interactive Data File

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC.

†	Certain portions of this exhibit have been omitted because they are not material and is the type of information that the registrant treats as private or confidential.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE AUDIENCE, INC.
Dated: June 12, 2025

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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